UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

November 10, 2008 Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA                000-32505               91-2103949

(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188

(Address of principal executive offices) (Zip Code)

(206) 264-8065

Registrant’s Telephone Number, Including Area Code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On October 29, 2008, L&L International Holdings, Inc. (the “Company”) was informed by its principal independent accountant, Jasper + Hall PC, Certified Public Accountants ("the prior accountant") that it was resigning from its engagement with the Company as it is no longer performing audit on publicly companies. Thus, on November 9, 2008, the Company engaged Kabani & Company, Inc. (“Kabani”) as the Company’s independent registered public accounting firm. The appointment of Kabani was approved by the Company Audit Committee

Prior accountant audited the Registrant's financial statements for the two most recent fiscal years ended April 30, 2008, and 2007, and it reviewed the Registrant's unaudited financial statements for the fiscal quarters ended July 31, 2008 and 2007. The report of the prior accountant on the financial statements of the Company for either of the past two fiscal years ended April 30, 2008 and 2007 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and the subsequent interim period through the date of the resignation of the prior accountant, there were no disagreements with the prior accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During our two most recent fiscal years and the subsequent interim period prior to retaining Kabani, neither we nor anyone on the Company’s behalf consulted Kabani regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K and Kabani did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

We provided the prior accountant with a copy of this Current Report on Form 8-K prior to this filing with the SEC. The prior accountant confirms it has no disagree with the above statements. A copy of the letter provided by the prior accountant is filed with the SEC, as an exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Jasper+Hall PC, the prior accountans, dated November 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /s/ Dickson Lee Dickson Lee, CEO

Date: November 8, 2008

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